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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to us in this registration statement of Fiserv, Inc. on the Post-Effective Amendment No. 1 to Form S-4 on Form S-3 under the heading "Experts" in the Prospectus, which is part of this registration statement.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 31, 1997